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                                                                    EXHIBIT 23.4



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated November 3, 1997, included in Post-effective Amendment No. 1 to Form S-3 Registration Statement No. 333-30715 (relating to the California Infrastructure and Economic Development Bank Special Purpose Trust PG&E-1), dated November 26, 1997, and to all references to our Firm included in this registration statement.




/s/ Arthur Andersen

San Francisco, California
  November 26, 1997